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                                                                  EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements
No. 333-46001 and No. 333-46025 of American Tower Systems Corporation on Form S-4 of our report dated March 2, 1998 on the December 31, 1997 and 1996 financial statements of OPM-USA-INC., appearing in this Current Report on Form 8-K of American Tower Systems Corporation.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 20, 1998